UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2021

Permianville Royalty Trust

(Exact name of registrant as specified in its charter)

Delaware	001-35333	45-6259461
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

The Bank of New York Mellon Trust Company, N.A., Trustee 601 Travis Street 16th Floor Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (512) 236-6555

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Units of Beneficial Interest	PVL	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 4.01.	Changes in Registrant’s Certifying Accountant.

(a)          Dismissal of Previous Independent Registered Public Accounting Firm

On September 14, 2021, The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”) of Permianville Royalty Trust (the “Trust”), dismissed Ernst & Young LLP (“E&Y”) as the independent registered public accounting firm of the Trust. The Trustee has authorized E&Y to respond fully to the inquiries of the successor auditors.

The reports of E&Y on the Trust’s financial statements (which were prepared in conformity with the modified cash basis of accounting) for the fiscal years ended December 31, 2020 and December 31, 2019 contained no adverse opinions or disclaimers of opinions and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2020 and December 31, 2019, and the subsequent interim period through September 14, 2021, there were (i) no disagreements between the Trust and E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference to the subject matter of the disagreement in E&Y’s reports on the Trust’s financial statements for such years, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Trust provided E&Y with a copy of the disclosures it is making in this Current Report on Form 8-K (the “Report”) prior to the time the Report was filed with the Securities and Exchange Commission (the “SEC”). The Trust requested that E&Y furnish a letter addressed to the SEC stating whether or not it agrees with the statements made herein. A copy of E&Y’s letter, dated September 20, 2021, is attached hereto as Exhibit 16.1.

(b)          Engagement of New Independent Registered Public Accounting Firm

On September 14, 2021, the Trustee appointed Weaver and Tidwell, L.L.P. (“Weaver”) as the Trust’s independent registered public accounting firm for the year ending December 31, 2021 effective immediately, subject to completion of Weaver’s standard client acceptance procedures and execution of an engagement letter. During the fiscal years ended December 31, 2020 and 2019, respectively, and the subsequent interim period through September 14, 2021, neither the Trust nor anyone acting on its behalf has consulted with Weaver on any of the matters or events set forth in Item 304(a)(2)(i) or 304(a)(2)(ii) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit Number	Description
16.1	Letter of Ernst & Young LLP dated September 20, 2021 to the SEC regarding statements included in this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Permianville Royalty Trust

By: The Bank of New York Mellon Trust Company, N.A., as Trustee

Date: September 20, 2021	By:	/s/ Sarah Newell
Sarah Newell
Vice President